Exhibit 99.18

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
May 31, 2001



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.2582%



        Excess Protection Level
          3 Month Average 7.87%
          May, 2001 7.80%
          April, 2001  7.62%
          March, 2001 8.20%


        Cash Yield19.67%


        Investor Charge Offs 5.45%


        Base Rate 6.41%


        Over 30 Day Delinquency 4.84%


        Seller's Interest 8.52%


        Total Payment Rate14.20%


        Total Principal Balance$58,203,705,030.43


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$4,958,014,468.94